Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

Dated as of November 20, 2018

This Securities Purchase Agreement (this “Agreement”), dated as of the date first set forth above (the “Effective Date”), is entered into by and among (i) LevelBlox, Inc., (formally AlphaPoint Technology, Inc.), a Delaware corporation (the “Company”); and (ii) BLUESTAR CAPITAL LIMITED (“Buyer”). The Company and the Buyer may collectively be referred to as the “Parties” and each individually as a “Party.”

WITNESSETH:

WHEREAS, the Company and the Buyer are executing and delivering this Agreement in reliance upon an exemption from securities registration pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D (“Regulation D”) as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”);

WHEREAS, the Company desires to issue and sell to each of the Buyer, upon the terms and conditions set forth in this Agreement, and Buyer desires to buy from the Company, (i) 2,475,000 shares (the “Shares”) of common stock, par value $0.01 per share of the Company (the “Common Stock”); and (ii) a warrant to purchase 2,250,000 shares of Common Stock at a price of $0.07 per share of Common Stock, which warrant shall have a five year term and which shall be substantially in the form as attached hereto as Exhibit A (the “Warrant” and, together with the Shares, the “Securities”); and

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Buyer hereby agree as follows:

1.	PURCHASE AND SALE OF SHARES AND WARRANT.

(a)	Purchase. Subject to the satisfaction (or waiver) of the terms and conditions of this Agreement, Buyer agrees to purchase at the Closing (as defined below), and the Company agrees to sell and issue to Buyer at Closing, the Shares and Warrant as set forth above, for a purchase price payable by Buyer of $100,000.00 (the “Purchase Price”).

(b)	Closing Date. The closing of the purchase and sale of the Securities (the “Closing”) shall take place on the first Business Day (as defined below) following the satisfaction or waiver of the conditions as set forth in Section 5 and Section 6, or such other date as mutually agreed to by the Company and the Buyer (the date of any such Closing is hereinafter referred to as a “Closing Date”). The Closing shall occur at the law offices of Legal & Compliance, LLC, 330 Clematis Street, Suite 217, West Palm Beach, FL 33401 or such other place as is mutually agreed to by the Company and the Buyer. A “Business Day” is any day other than a Saturday, Sunday or a Bank holiday.

(c)	Escrow and Deliverables; Termination.

(i)	Upon execution of this Agreement, the Buyer shall deliver the Purchase Price by wire transfer of immediately available funds to AlphaPoint Technology, Inc., (LevelBlox, Inc.).

(ii)	Provided that the conditions as set forth in Section 5 and Section 6 are satisfied prior to November 24, 2018 (the “Termination Date”), and at the time of such satisfaction, (i) the Company shall deliver the Securities to the Buyer.

(iii)	In the event that conditions as set forth in Section 5 and Section 6 are not satisfied prior to the Termination Date (as defined below), either the Company or the Buyer may terminate this Agreement, at which time this Agreement shall be of no further force or effect, other than for the provisions herein which are specifically intended to survive such termination and provided further that no such termination shall relieve a party of a breach of this Agreement prior to such termination.

(d)	Additional Agreements. Company agrees that it shall take no action to cause the Securities to become canceled, voided or revoked, or the issuance thereof to be voided or terminated. Company agrees to timely take all action(s) necessary to clear the Securities (including the shares of Common Stock issuable pursuant to the Warrant) of restriction upon presentation of any Rule 144 application by the Buyer or its broker, including, without limitation, (i) authorizing the Company’s transfer agent to remove the restrictive legend, (ii) expediting the acquisition of a legal opinion from Company’s authorized counsel at Company’s expense, (iii) delivering any additional documentation that may be required by the Buyer, its broker or the transfer agent in connection with the legend removal request, including Rule 144 company representation letters, resolutions of the Board of Directors evidencing proper issuance of the Securities (including the shares of Common Stock issuable pursuant to the Warrant), etc., and (iv) cooperating and communicating with Buyer, its broker and the transfer agent in order to clear the (including the shares of Common Stock issuable pursuant to Warrant) of restriction.

2.	BUYER’S REPRESENTATIONS AND WARRANTIES. Buyer represents and warrants to the Company that:

(a)	Investment Purpose. As of the date hereof, Buyer is purchasing the Securities for his own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act provided, however, that by making the representations herein, Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

(b)	Accredited Investor Status. Buyer meets the requirements of at least one of the suitability standards for an “Accredited Investor” as that term is defined in Rule 501(a)(3) of Regulation D.

(c)	Reliance on Exemptions. Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

(d)	Solicitation. Buyer is unaware of, is in no way relying on, and did not become aware of the offering of the Securities through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, in connection with the offering and sale of the Securities and is not subscribing for the Securities and did not become aware of the offering of the Securities through or as a result of any seminar or meeting to which the Buyer was invited by, or any solicitation of a subscription by, a person not previously known to the Buyer in connection with investments in securities generally.

(e)	Brokerage Fees. Buyer has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transaction contemplated hereby.

(f)	Buyer’s Advisors. Buyer and his attorneys, accountants, purchaser representatives and/or tax advisors, if any (collectively, the “Advisors”), as the case may be, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable him to utilize the information made available to him in connection with the Securities to evaluate the merits and risks of an investment in the Securities and the Company and to make an informed investment decision with respect thereto.

(g)	Buyer Liquidity. Buyer has adequate means of providing for Buyer’s current financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Securities for an indefinite period of time, and after purchasing the Securities Buyer will be able to provide for any foreseeable current needs and possible personal contingencies. Buyer must bear and acknowledges the substantial economic risks of the investment in the Securities including the risk of illiquidity and the risk of a complete loss of this investment.

(h)	High Risk Investment. Buyer is aware that an investment in the Securities and the shares of Common Stock that may be issued pursuant to the Warrant involves a number of very significant risks and has carefully researched and reviewed and understands the risks of, and other considerations relating to the purchase of the Securities and the shares of Common Stock that may be issued pursuant to the Warrant.

(i)	Reliance on Exemptions. Buyer understands that the Securities are being offered and sold to him in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of Buyer to acquire such securities.

(j)	Information. Buyer and his Advisors, if any, have been, and for so long as the Securities remain outstanding will continue to be, furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by Buyer or its Advisors. Buyer and his advisors, if any, have been, and for so long as the Securities remain outstanding will continue to be, afforded the opportunity to ask questions of the Company regarding its business and affairs. Notwithstanding the foregoing, the Company has not disclosed to Buyer any material nonpublic information regarding the Company or otherwise and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to Buyer. Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its Advisors or representatives shall modify, amend or Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below.

(k)	No Governmental Review. Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or will pass on, or has made or will make, any recommendation or endorsement of the Securities, or the fairness or suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(l)	Transfer or Resale. Buyer understands that: (i) the Securities has not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, or (B) Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements; (ii) any sale of such securities made in reliance on Rule 144 under the Securities Act (or a successor rule thereto) (“Rule 144”) may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii), neither the Company nor any other person is under any obligation to register such securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. There can be no assurance that there will be any market or resale for the Securities or the shares of Common Stock that may be issued pursuant to the Warrant, nor can there be any assurance that the Securities will be freely transferable at any time in the foreseeable future.

(m)	Legends. Buyer understands that the certificates or other instruments representing the Securities and shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) IN COMPLIANCE WITH RULE 144 OR 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

(n)	Authorization, Enforcement. Buyer has the requisite power and authority to enter into and perform this Agreement and the transaction contemplated herein and to purchase the Securities being sold to him hereunder. The execution, delivery and performance of this Agreement by Buyer and the consummation by him of the transactions contemplated hereby and thereby have been duly authorized by necessary action on the part of Buyer, and no further consent or authorization of any person or entity is required. The execution and delivery of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which Buyer is a party or by which he is bound. This Agreement has been duly authorized, executed and delivered by Buyer and upon execution of this Agreement by the Company, constitute, or shall constitute when executed and delivered, a valid and binding obligation of Buyer enforceable against Buyer in accordance with the terms hereof and thereof, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(o)	No Buyer Disqualification Events. Buyer is not a director, executive officer, other officer of the Company, a beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor a promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale of the Securities and is not subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3).

3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to Buyer that:

(a)	Organization and Qualification. The Company and each of its subsidiaries, if any, is a corporation or other business entity duly organized and validly existing in good standing under the laws of the jurisdiction of its formation, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect, as defined below.

(b)	Authorization, Enforcement, Compliance with Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform, as the case may be, under this Agreement, and all other agreements and documents that are exhibits hereto and thereto or are contemplated hereby or thereby or necessary or desirable to effect the transactions contemplated hereby and thereby to which it is a party and to issue the Securities in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, by the Company and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities, have been duly authorized by the Board of Directors of the Company, and no further consent or authorization is required by the Company, the Board of Directors of the Company or the

shareholders of the Company, (iii) this Agreement, will be duly executed and delivered by the Company, (iv) this Agreement, when executed will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

(c)	Capitalization. The authorized capital of the Company consists of 500,000,000 shares of Common Stock, of which 96,543,259 shares were issued and outstanding as of September 14, 2018 and there are no shares of preferred stock authorized, issued or outstanding.

(d)	Common Stock and Shares. All of the shares of Common Stock have been, and the Shares when issued shall be, duly authorized, validly issued, fully paid and nonassessable. Except as provided for in the Certificate of Incorporation of the Company (the “Certificate”), none of the Shares or any shares of Common Stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. As of the date of this Agreement, except as previously disclosed to Buyer, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any Securities of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company, (ii) there are no outstanding debt securities of the Company, and (iii) there are no agreements or arrangements under which the Company is obligated to register the sale of any of their securities under the Securities Act. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities. The Securities when issued, will be free and clear of all pledges, liens, encumbrances and other restrictions (other than those arising under applicable securities laws as a result of the issuance of the Securities). Except as previously disclosed to Buyer, no co-sale right, right of first refusal or other similar right exists with respect to the Securities or the issuance and sale thereof. The issue and sale of the Securities will not result in a right of any holder of Company securities to adjust the exercise, exchange or reset price under such securities. The Company has made available to the Buyer true and correct copies of the Certificate and the bylaws of the Company, as amended (the “Bylaws”), and as in effect on the date hereof, and the terms of all securities exercisable for Company Securities and the material rights of the holders thereof in respect thereto other than stock options issued to employees and consultants.

(e)	Issuance of Warrant Shares. The shares of Common Stock to be issued upon the exercise of, or payment under, the Warrant are duly authorized and reserved for issuance and, upon exercise of, or payment under, the Warrant in accordance with its terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

(f)	No Conflicts. The execution, delivery and performance of this Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby, will not (i) result in a violation of the Certificate or the Bylaws or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any subsidiary is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations) applicable to the Company or any subsidiary or by which any property or asset of the Company or any subsidiary is bound or affected except for those which could not reasonably be expected to have a material adverse effect on the assets, business, condition (financial or otherwise), results of operations or future prospects of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”). Except those which could not reasonably be expected to have a Material Adverse Effect, neither the Company nor any subsidiary is in violation of any term of or in default under its constitutive documents. Except those which could not reasonably be expected to have a Material Adverse Effect, neither the Company nor any subsidiary is in violation of any term of or in default under any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or any subsidiary. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted in violation of any material law, ordinance, or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, neither the Company nor any of its subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement in accordance with the terms hereof or thereof. Neither the execution and delivery by the Company of this Agreement, nor the consummation by the Company of the transactions contemplated hereby or thereby, will require any notice, consent or waiver under any contract or instrument to which the Company is a party or by which the Company is bound or to which any of their assets is subject, except for any notice, consent or waiver the absence of which would not have a Material Adverse Effect and would not adversely affect the consummation of the transactions contemplated hereby or thereby. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding two sentences have been obtained or effected on or prior to the date hereof. The Company is unaware of any facts or circumstance, which might give rise to any of the foregoing.

(g)	Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company or any subsidiary, wherein an unfavorable decision, ruling or finding would (i) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement, or (ii) have a Material Adverse Effect.

(h)	Acknowledgment Regarding Buyer’s Purchase of the Securities. The Company acknowledges and agrees that Buyer is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement, and the transactions contemplated hereby and thereby. The Company further acknowledges that Buyer is not acting as a legal advisor or financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and thereby and any advice given by Buyer or any of their respective representatives or agents in connection with this Agreement, and the transactions contemplated hereby and thereby is merely incidental to Buyer’s purchase of the Securities and the shares of Common Stock that may be issued pursuant to the Warrant. The Company further represents to the Buyer that the Company’s decision to enter into this Agreement, has been based solely on the independent evaluation by the Company and its representatives.

(i)	No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities.

(j)	No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act.

(k)	Employee Relations. Neither Company nor any subsidiary is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened. Neither Company nor any subsidiary is party to any collective bargaining agreement. None of the Company’s or its subsidiaries’ employees is a member of a union, and the Company believes that its and its subsidiaries’ relationship with their respective employees is good.

(l)	Intellectual Property Rights. The Company owns or possesses all patents, trademarks, domain names (whether or not registered) and any patentable improvements or copyrightable derivative works thereof, websites and intellectual property rights relating thereto, service marks, trade names, copyrights, licenses and authorizations, and all rights with respect to the foregoing, which are necessary for the conduct of its business as now conducted without any conflict with the rights of others except for such conflicts that would not result in a Material Adverse Effect. Neither Company nor any subsidiary has received any notice of infringement of, or conflict with, the asserted rights of others with respect to any intellectual property that it utilizes.

(m)	Environmental Laws.

(i)	The Company and each subsidiary has complied with all applicable Environmental Laws (as defined below), except for violations of Environmental Laws that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect. There is no pending or, to the knowledge of the Company, threatened civil or criminal litigation, written notice of violation, formal administrative proceeding, or investigation, inquiry or information request, relating to any Environmental Law involving the Company or any subsidiary, except for litigation, notices of violations, formal administrative proceedings or investigations, inquiries or information requests that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect. For purposes of this Agreement, “Environmental Law” means any national, state, provincial or local law, statute, rule or regulation or the common law relating to the environment or occupational health and safety, including without limitation any statute, regulation, administrative decision or order pertaining to (i) treatment, storage, disposal, generation and transportation of industrial, toxic or hazardous materials or substances or solid or hazardous waste; (ii) air, water and noise pollution; (iii) groundwater and soil contamination; (iv) the release or threatened release into the environment of industrial, toxic or hazardous materials or substances, or solid or hazardous waste, including without limitation emissions, discharges, injections, spills, escapes or dumping of pollutants, contaminants or chemicals; (v) the protection of wild life, marine life and wetlands, including without limitation all endangered and threatened species; (vi) storage tanks, vessels, containers, abandoned or discarded barrels, and other closed receptacles; (vii) health and safety of employees and other persons; and (viii) manufacturing, processing, using, distributing, treating, storing, disposing, transporting or handling of materials regulated under any law as pollutants, contaminants, toxic or hazardous materials or substances or oil or petroleum products or solid or hazardous waste. As used above, the terms “release” and “environment” shall have the meaning set forth in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

(ii)	To the knowledge of the Company there is no material environmental liability with respect to any solid or hazardous waste transporter or treatment, storage or disposal facility that has been used by the Company or any subsidiary.

(iii)	The Company and its subsidiaries (i) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (ii) are in compliance with all terms and conditions of any such permit, license or approval.

(n)	Title. The Company has good and marketable title to all of its personal property and assets free and clear of any material restriction, mortgage, deed of trust, pledge, lien, security interest or other charge, claim or encumbrance which would have a Material Adverse Effect. With respect to properties and assets it leases, each of the Company and its subsidiaries is in material compliance with such leases and holds a valid leasehold interest free of any liens, claims or encumbrances which would have a Material Adverse Effect.

(o)	No Material Adverse Breaches, etc. The Company is not subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company’s officers has or is expected in the future to have a Material Adverse Effect. Neither Company nor any subsidiary is in breach of any contract or agreement which breach, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect.

(p)	Tax Status. The Company and each subsidiary has made and filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company or such subsidiary has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due from the Company or any subsidiary by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

(q)	Rights of First Refusal. Except as set forth in the Certificate, the Company is not obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties.

(r)	Reliance. The Company acknowledges that the Buyer is relying on the representations and warranties made by the Company hereunder and that such representations and warranties are a material inducement to the Buyer purchasing the Securities. The Company further acknowledges that without such representations and warranties of the Company made hereunder, the Buyer would not enter into this Agreement.

(s)	Brokers’ Fees. The Company does not have any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement, except for the payment of the Brokers’ Fee to the Brokers, as described above.

(t)	No Disqualification Events. None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

4.	COVENANTS.

(a)	Best Efforts. Each Party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Section 5 and Section 6.

(b)	Use of Proceeds. The Company shall use the proceeds for general working capital purposes.

(c)	Corporate Existence. The Company will, so long as Buyer beneficially owns any of the Securities, maintain its corporate existence and shall not sell all or substantially all of the Company’s assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company’s assets, where the surviving or successor entity in such transaction (i) assumes the Company’s obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose common stock is listed for trading on the OTC Markets, Nasdaq, Nasdaq SmallCap, NYSE or AMEX.

(d)	Share Issuances; Bylaws. The Company will not, so long as Buyer beneficially owns any of the Securities, without the prior written consent of the Buyer to be given or withheld in Buyer’s discretion, issue any shares of Common Stock at a price below $0.01 per share, subject to equitable adjustment in the event of any forward or reverse splits of the Common Stock. Within 7 days of the Effective Date, the Company shall amend its Bylaws to add a provision thereto in the form of the immediately preceding sentence.

(e)	Breach of Covenants. If the Company breaches any of the covenants set forth in this Section 4, in addition to any other remedies available to Buyer pursuant to this Agreement, it will be considered an Event of Default under the Securities.

5.	CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL. The obligation of the Company hereunder to issue and sell the Securities to the Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

(a)	Buyer shall have executed this Agreement and delivered it to the Company;

(b)	Buyer shall have delivered to the Escrow Agent the Purchase Price for the Securities in the amount as set forth in Section 1(a), as required hereunder;

(c)	The representations and warranties of the Buyer contained in this Agreement shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality, in which case, such representations and warranties shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be required to be true and correct as of such date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date; and

6.	CONDITIONS TO THE BUYER’S OBLIGATION TO PURCHASE. The obligation of the Buyer hereunder to purchase the Securities at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions:

(a)	The Company shall have executed this Agreement and delivered it to the Buyer;

(b)	The Company shall have delivered the Securities to the Buyer as set forth herein, as required hereunder;

(c)	The representations and warranties of the Company contained in this Agreement, shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality, in which case, such representations and warranties shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be required to be true and correct as of such date), and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement, to be performed, satisfied or complied with by the Company at or prior to the Closing Date; and

(d)	the Sale Requirement shall have been met and satisfied by the Termination Date.

7.	MISCELLANEOUS.

(a)	Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Securities shall be delivered, accepted and governed by and construed and enforced in accordance with the internal laws of the State of Delaware, and for all purposes shall be construed in accordance with the laws of such state, without giving effect to the choice of law provisions of such state. Each Party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by the Agreement (whether brought against a Party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the Palm Beach County, Florida (the “Selected Courts”). Each Party hereto hereby irrevocably submits to the exclusive jurisdiction of the Selected Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the rights of a Party under this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Selected Courts, or such Selected Courts are improper or inconvenient venue for such proceeding. Each Party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such Party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each Party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If any Party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing Party in such action or proceeding shall be reimbursed by the other Party for its attorney’s fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

(b)	Expenses. Each of the Parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraises or others engaged by such Party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(c)	Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d)	Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(e)	Entire Agreement, Amendments. This Agreement supersedes all other prior oral or written agreements between the Buyer, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein (including any term sheet), and this Agreement, and the instruments referenced herein contain the entire understanding of the Parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the Party to be charged with enforcement.

(f)	Notices. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon confirmation of receipt, when sent by facsimile or by email with return receipt requested; (iii) upon receipt when sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the Party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

LevelBlox, Inc. (formally AlphaPoint Technology, Inc.)

Attn: Gary Macleod

6371 Business Blvd., Suite 200

Sarasota, FL 34240

Email: gary@levelblox.com

If to Buyer:

BLUESTAR CAPITAL LIMITED (Romain Bruere)

______________________

______________________

______________________

Email: romain.bruere@gmail.com

(g)	Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns. Neither the Company nor Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other Parties hereto.

(h)	No Third-Party Beneficiaries. This Agreement is intended for the benefit of the Parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(i)	Publicity. The Company shall have the right to approve, before issuance any press release or any other public statement with respect to the transactions contemplated hereby made by any other Party; and the Company shall be entitled, without the prior approval of Buyer, to issue any press release or other public disclosure with respect to such transactions required under applicable securities or other laws or regulations or as it otherwise deems appropriate.

(j)	Further Assurances. Each Party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other Parties may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)	Indemnification. In consideration of Buyer’s execution and delivery of this Agreement and acquiring the Securities hereunder, and in addition to all of the Company’s other obligations under this Agreement or the Securities, the Company shall defend, protect, indemnify and hold harmless Buyer and its partners and any of the foregoing persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Securities or any other agreement, certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, the Securities or any other agreement, certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of this Agreement, the Securities or any other agreement, certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (iii) the status of Buyer or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by this Agreement and the Securities. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

(l)	No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rules of strict construction will be applied against any Party.

(m)	Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Buyer and the Company will be entitled to specific performance under this Agreement. The Parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

(n)	Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to the other Parties. Facsimile and e-mailed copies of signatures shall be deemed to be originals for purposes of the effectiveness of this Agreement.

[Signature Page Follows]

In witness whereof, the Buyer and the Company have caused this Agreement to be duly executed as of the Effective Date.

LevelBlox, Inc. (formally AlphaPoint Technology, Inc.)

By:	/s/ Gary Macleod
Name:	Gary Macleod
Title:	Principal Executive Officer

BlueStar Capital Limited

By:	/s/ Roman Bruere
Name:	Roman Bruere